    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 1996


                                                      REGISTRATION NO. 333-11827

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  CONSEP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 OREGON                                   2879                                 93-0874480
    (STATE OR OTHER JURISDICTION OF           (PRIMARY STANDARD INDUSTRIAL                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)           CLASSIFICATION CODE NUMBER)                IDENTIFICATION NUMBER)

                            213 S.W. COLUMBIA STREET
                               BEND, OREGON 97702
                                 (541) 388-3688
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                VOLKER G. OAKEY
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  CONSEP, INC.
                            213 S.W. COLUMBIA STREET
                               BEND, OREGON 97702
                                 (541) 388-3688
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                WITH COPIES TO:

               MICHAEL W. SHACKELFORD, ESQ.                                    BRUCE A. RICH, ESQ.
                GREGORY E. STRUXNESS, ESQ.                                   CATHERINE C. HOOD, ESQ.
         ATER WYNNE HEWITT DODSON & SKERRITT, LLP                               REID & PRIEST LLP
               222 S.W. COLUMBIA, SUITE 1800                                   40 WEST 57TH STREET
                  PORTLAND, OREGON 97201                                    NEW YORK, NEW YORK 10019
                 TELEPHONE: (503) 226-1191                                  TELEPHONE: (212) 603-6780
                 FACSIMILE: (503) 226-0079                                  FACSIMILE: (212) 603-2001

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /


    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the registration statement number of the earlier effective registration statement for the same offering. / / ________.

    If the Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the registration statement number of the earlier effective registration statement for the same offering. / / ________.

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                       AMOUNT       PROPOSED MAXIMUM    PROPOSED MAXIMUM
              TITLE OF EACH CLASS OF                   TO BE         OFFERING PRICE        AGGREGATE          AMOUNT OF
           SECURITIES TO BE REGISTERED               REGISTERED       PER SHARE(1)     OFFERING PRICE(1)  REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value.....................   2,300,000(2)       $3.78125         $8,696,875(2)        $2,635.42
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value, issuable upon
  exercise of Representative Warrant(3)...........     175,556          $4.5375            $ 796,585          $ 241.39
---------------------------------------------------------------------------------------------------------------------------
         Total....................................    2,475,556      Not Applicable        $9,493,460       $2,876.81(4)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 based on the average of the high and low prices reported on the Nasdaq National Market on September 27, 1996.



(2) Includes 300,000 shares subject to the Underwriters' over-allotment option.



(3) Pursuant to Rule 416(a) under the Securities Act of 1933, there are also being registered such additional securities as may be issued pursuant to the antidilution provisions of the Representative Warrant.



(4) $2,255.39 previously paid.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the costs and expenses, other than underwriting discounts and commissions, expected to be incurred by the Registrant in connection with the offering described in this Registration Statement. All amounts, except the SEC registration fee, the NASD filing fee and the Nasdaq National Market listing fee are estimates.


    SEC Registration Fee......................................................  $  2,877
    NASD Filing Fee...........................................................     1,234
    Nasdaq National Market Listing Fee........................................    17,500
    Printing and Engraving....................................................    50,000
    Accounting Fees and Expenses..............................................    50,000
    Legal Fees and Expenses...................................................   100,000
    Blue Sky Expenses (including fees of Counsel).............................    10,000
    Transfer Agent and Registrar Fees.........................................     2,500
    Miscellaneous.............................................................    33,389
                                                                                  ------
         Total................................................................  $267,500
                                                                                  ======


ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     As an Oregon corporation, the Company is subject to the Oregon Business Corporation Act ("OBCA") and the exculpation from liability and indemnification provisions contained therein. Pursuant to sec.60.047(2)(d) of the OBCA, Article V of the Company's Third Restated Articles of Incorporation (the "Articles") eliminates the liability of the Company's directors to the Company or its shareholders, except from any liability related to a breach of the duty of loyalty, actions not in good faith and certain other liabilities. The Articles require the Company to indemnify its directors and officers to the fullest extent not prohibited by law.

     sec.60.387, et seq., of the OBCA allows corporations to indemnify their directors and officers against liability where the director or officer has acted in good faith and with a reasonable belief that actions taken were in the best interests of the corporation or at least not adverse to the corporation's best interests and, if in a criminal proceeding, the individual had no reasonable cause to believe the conduct in question was unlawful. Under the OBCA, corporations may not indemnify against liability in connection with a claim by or in the right of the corporation in which the director or officer was adjudged liable to the corporation, but may indemnify against the reasonable expenses associated with such claims. Corporations may not indemnify against breaches of the duty of loyalty. The OBCA mandates indemnification against all reasonable expenses incurred in the successful defense of any claim made or threatened whether or not such claim was by or in the right of the corporation. Finally, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances whether or not the director or officer met the good faith and reasonable belief standards of conduct set out in the statute.

     The OBCA also provides that the statutory indemnification provisions are not deemed exclusive of any other rights to which directors or officers may be entitles under a corporation's articles of incorporation or bylaws, any agreement, general or specific action of the board of directors, vote of shareholders or otherwise.

     Effective November 1, 1993, the Company entered into indemnity agreements with Gerard H. Langeler, Walter C. Babcock, Volker G. Oakey and Peter H. Gleason, each of whom is a member of the Board of Directors (Mr. Oakey is also an officer of the Company). In addition, effective as of November 1, 1993, the Company entered into indemnity agreements with Richard M. Welch, Sr. and Fred F. Nazem, each of whom was then a member of the Board of Directors, but subsequently resigned from such position. Furthermore, effective as of November 1, 1993, the Company entered into indemnity agreements with Howard L. Allred,

Janice M. Gillespie and William D. Raven, each of whom was then an officer of the Company, but has subsequently terminated his or her employment with the Company. Effective as of September 1, 1994, the Company also entered into an indemnity agreement with Kenneth C. Rymer, an officer of the Company. In addition, effective as of November 1, 1993 and September 1, 1994, the Company entered into an indemnity agreement with Garrard L. Hargrove, who was then an officer of the Company, but has subsequently terminated his employment with the Company. Effective June 3, 1996, the Company entered into indemnity agreements with Philip E. Barak, a member of the Board of Directors, and Larry Katz, an officer of the Company. Effective September 6, 1996, the Company entered into an indemnity agreement with Steven Hartneier, an officer of the Company. Each agreement provides for indemnification of the indemnitee to the fullest extent allowed by law.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES.

     Within the last three years, the Company has sold securities without registration under the Securities Act of 1933, as amended (the "Securities Act") in the transactions described below. In the case of the exercise of stock options pursuant to the Company's 1992 Stock Incentive Plan described in paragraphs (b) through (e), and (g) through (j) below, these transactions were effected in reliance on Rule 701 promulgated pursuant to authority granted under
Section 3(b) of the Securities Act. In the case of the stock issuances described in paragraphs (a) and (f) below, these transactions were effected in reliance on
Section 4(2) of the Securities Act as not involving any public offering.

     (a) On May 13, 1994, the Company issued 85,827 shares of Common Stock as partial consideration for the purchase of Chemfree Environment Inc., a Canadian-based manufacturer and distributor of non-toxic insect control products ("Chemfree"). The Common Stock issued in this transaction was valued at an aggregate of $461,320 and was issued to the three shareholders of Chemfree.

     (b) On June 21, 1994, Stephen Horn, a former employee of the Company, exercised a previously issued Incentive Stock Option to purchase 600 shares of Common Stock for an aggregate cash consideration of $1,050.

     (c) On November 28, 1994, Alan Guggenheim, a former employee of the Company, exercised a previously issued Nonqualified Stock Option to purchase 3,600 shares of Common Stock for an aggregate cash consideration of $1,800.

     (d) On January 17 and May 10, 1995, William Raven, a former employee of the Company, exercised previously issued Incentive Stock Options to purchase 20,000 and 10,000 shares of Common Stock, respectively, for an aggregate cash consideration of $35,000 and $17,500, respectively.

     (e) On January 18, 1995, Frank Lesniak, a former employee of the Company, exercised a previously issued Incentive Stock Option to purchase 280 shares of Common Stock for an aggregate cash consideration of $490.

     (f) On February 6, 1995, the Company issued 171,671 shares of Common Stock as partial consideration for the purchase of Farchan Laboratories, Inc., a Florida-based specialty chemicals manufacturer ("Farchan"). The Common Stock issued in this transaction was valued at an aggregate of $354,071 and was issued to the four shareholders of Farchan.

     (g) On June 9, 1995, Anthony Andersen, an employee of the Company, exercised a previously issued Nonqualified Stock Option to purchase 1,600 shares of Common Stock for an aggregate cash consideration of $400.

     (h) On May 3 and May 30, 1996, Janice Gillespie, an employee of the Company, exercised previously issued Incentive Stock Options to purchase 7,800 and 3,200 shares of Common Stock, respectively, for an aggregate cash consideration of $13,650 and $5,600, respectively.

     (i) On May 8, 1996, Mark Landers, an employee of the Company, exercised a previously issued Nonqualified Stock Option to purchase 2,000 shares of Common Stock for an aggregate cash consideration of $500.

     (j) On May 13, 1966, Howard Allred, an employee of the Company, exercised previously issued Incentive Stock Options to purchase 28,000 shares of Common Stock for an aggregate cash consideration of $49,000.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENTS SCHEDULES.

  (A) EXHIBITS


NUMBER                                        DESCRIPTION
------   -------------------------------------------------------------------------------------
 1.0     Form of Underwriting Agreement
 2.1     Share Purchase Agreement Respecting Chemfree Environment Inc. (Incorporated by
         reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June
         30, 1994, filed on August 12, 1994)
 2.2     Agreement for Purchase and Sale of Stock of Richard Hunt, Inc. d.b.a. Sierra Ag
         Chemical (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, filed on August 12, 1994)
 2.3     Agreement and Plan of Merger with Farchan Laboratories, Inc.**
 3.1     Third Restated Articles of Incorporation of Consep, Inc.***
 3.2     Amended provisions of Article II of Third Restated Articles of Incorporation of
         Consep, Inc.****
 3.3     Second Restated Bylaws of Consep, Inc.***
 4.0     Form of Stock Certificate***
 5.0     Opinion of Ater Wynne Hewitt Dodson & Skerritt as to the legality of the securities being registered
10.1     Form of Indemnity Agreement between Consep, Inc. and each of its executive officers and directors***
10.2     1992 Stock Incentive Plan***
10.3     1993 Stock Incentive Plan, as amended (Incorporated by reference to the Company's
         Registration Statement on Form S-8 dated August 8, 1996, File No. 333-09759)
10.4     1993 Stock Option Plan for Nonemployee Directors***
10.5     Registration Rights Agreement, as amended***
10.6     License Agreement with Bend Research, Inc.***
10.7     Commercial Lease for Bend, Oregon facility****
10.8     Loan and Security Agreement with Silicon Valley Bank, as amended***
10.9     Fourth Amendment to Registration Rights Agreement***
10.10    Fifth Amendment to Registration Rights Agreement****
10.11    Master Equipment Lease Agreement with Financing for Science International, Inc., including Rental Schedule No. 1 and Schedules A and B thereto (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended
         September 30, 1994, filed on November 14, 1994)
10.12    Amendment to License Agreement with Bend Research, Inc.**
10.13    Amendment No. 2 to License Agreement with Bend Research, Inc., including Paid-Up
         License Schedule 1 thereto**
10.14    Loan Modification Agreement with Silicon Valley Bank**
10.15    Schedule to Loan and Security Agreement with Silicon Valley Bank**
10.16    Loan Modification Agreement with Silicon Valley Bank (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, filed on August 14, 1995)
10.17    Schedule to Loan Modification Agreement with Silicon Valley Bank (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June
         30, 1995, filed on August 14, 1995)
10.18    Sixth Amendment to Registration Rights Agreement (Incorporated by reference to the
         Company's Registration Statement on Form S-1 dated September 12, 1995, File No.
         33-96002)
10.19    1995 Employee Stock Purchase Plan (Incorporated by reference to the Company's
         Registration Statement on Form S-8 dated July 28, 1995, File No. 33-95130)

NUMBER                                        DESCRIPTION
------   -------------------------------------------------------------------------------------
10.20    Amendment No. 3 to License Agreement with Bend Research, Inc.*
10.21    Seventh Amendment to Registration Rights Agreement*
10.22    Loan Modification Agreement with Silicon Valley Bank*
10.23    Amended and Restated Schedule to Loan Modification Agreement with Silicon Valley
         Bank*
10.24    Form of Representative Warrant Agreement, including form of Representative Warrant
10.25    Eighth Amendment to Registration Rights Agreement
11.0     Statement re: Computation of Per Share Earnings
21.0     List of Subsidiaries of Consep, Inc. (Incorporated by reference to the Company's
         Registration Statement on Form S-1 dated September 12, 1995, File No. 33-96002)
23.1     Consent of Ater Wynne Hewitt Dodson & Skerritt, LLP (included in legal opinion filed as Exhibit 5.0)
23.2     Consent of KPMG Peat Marwick LLP*
24.0     Powers of Attorney*


---------------

   * Previously filed


  ** Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, filed on March 30, 1995.

 *** Incorporated by reference to the Company's Registration Statement on Form
     S-1 dated February 3, 1994, File No. 33-71846.

**** Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, filed on March 30, 1994.

  (B) FINANCIAL STATEMENT SCHEDULES

     Schedule VIII -- Valuation and Qualifying Accounts

     Schedules not listed above have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

ITEM 17.  UNDERTAKINGS.

     (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referenced in Item 14 of the Registration Statement, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


     (b) The undersigned registrant hereby undertakes:



          (1) That, for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.



          (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


          (3) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:



             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;



             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;



             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.



          (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bend, State of Oregon, on the 3rd day of October, 1996.


                                          CONSEP, INC.

                                          By: /s/  VOLKER G. OAKEY

                                            ------------------------------------
                                            Volker G. Oakey, President and Chief
                                            Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been duly signed by the following persons on the 3rd day of October, 1996, in the capacities indicated.



                SIGNATURE                               TITLE
------------------------------------------  ------------------------------

/s/          VOLKER G. OAKEY                President and Chief Executive
------------------------------------------    Officer (Principal Executive
             Volker G. Oakey                  Officer), Director


               LARRY KATZ*                  Vice President, Finance and
------------------------------------------    Chief Financial Officer
               Larry Katz                     (Principal Financial and
                                              Accounting Officer)

            WALTER C. BABCOCK*              Director
------------------------------------------
            Walter C. Babcock

             PETER H. GLEASON*              Director
------------------------------------------
             Peter H. Gleason

             PHILIP E. BARAK*               Director
------------------------------------------
             Philip E. Barak


*By: /s/     VOLKER G. OAKEY
------------------------------------------
             Volker G. Oakey
             Attorney-in-Fact

                                 EXHIBIT INDEX


NUMBER                                  DESCRIPTION
------   --------------------------------------------------------------------------
  1.0    Form of Underwriting Agreement............................................
  2.1    Share Purchase Agreement Respecting Chemfree Environment Inc.
         (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, filed on August 12, 1994)............
  2.2    Agreement for Purchase and Sale of Stock of Richard Hunt, Inc. d.b.a.
         Sierra Ag Chemical (Incorporated by reference to the Company's Quarterly
         Report on Form 10-Q for the quarter ended June 30, 1994, filed on August
         12, 1994).................................................................
  2.3    Agreement and Plan of Merger with Farchan Laboratories, Inc.**............
  3.1    Third Restated Articles of Incorporation of Consep, Inc.***...............
  3.2    Amended provisions of Article II of Third Restated Articles of
         Incorporation of Consep, Inc.****.........................................
  3.3    Second Restated Bylaws of Consep, Inc.***.................................
  4.0    Form of Stock Certificate***..............................................
  5.0    Opinion of Ater Wynne Hewitt Dodson & Skerritt as to the legality of the securities being registered...............................................


 10.1    Form of Indemnity Agreement between Consep, Inc. and each of its executive officers and directors***.................................................
 10.2    1992 Stock Incentive Plan***..............................................
 10.3    1993 Stock Incentive Plan, as amended (Incorporated by reference to the
         Company's Registration Statement on Form S-8 dated August 8, 1996, File
         No. 333-09759)............................................................
 10.4    1993 Stock Option Plan for Nonemployee Directors***.......................
 10.5    Registration Rights Agreement, as amended***..............................
 10.6    License Agreement with Bend Research, Inc.***.............................
 10.7    Commercial Lease for Bend, Oregon facility****............................
 10.8    Loan and Security Agreement with Silicon Valley Bank, as amended***.......
 10.9    Fourth Amendment to Registration Rights Agreement***......................
 10.10   Fifth Amendment to Registration Rights Agreement****......................
 10.11   Master Equipment Lease Agreement with Financing for Science International,
         Inc., including Rental Schedule No. 1 and Schedules A and B thereto
         (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994, filed on November 14, 1994).....
 10.12   Amendment to License Agreement with Bend Research, Inc.**.................
 10.13   Amendment No. 2 to License Agreement with Bend Research, Inc., including
         Paid-Up License Schedule 1 thereto**......................................
 10.14   Loan Modification Agreement with Silicon Valley Bank**....................
 10.15   Schedule to Loan and Security Agreement with Silicon Valley Bank**........
 10.16   Loan Modification Agreement with Silicon Valley Bank (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, filed on August 14, 1995)............................
 10.17   Schedule to Loan Modification Agreement with Silicon Valley Bank
         (Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, filed on August 14, 1995)............

NUMBER                                  DESCRIPTION
------   --------------------------------------------------------------------------
 10.18   Sixth Amendment to Registration Rights Agreement (Incorporated by
         reference to the Company's Registration Statement on Form S-1 dated
         September 12, 1995, File No. 33- 96002)...................................
 10.19   1995 Employee Stock Purchase Plan (Incorporated by reference to the
         Company's Registration Statement on Form S-8 dated July 28, 1995, File No.
         33-95130).................................................................
 10.20   Amendment No. 3 to License Agreement with Bend Research, Inc.* ...........
 10.21   Seventh Amendment to Registration Rights Agreement*.......................
 10.22   Loan Modification Agreement with Silicon Valley Bank*.....................
 10.23   Amended and Restated Schedule to Loan Modification Agreement with Silicon
         Valley Bank*..............................................................
 10.24   Form of Representative Warrant Agreement, including form of Representative
         Warrant...................................................................
 10.25   Eighth Amendment to Registration Rights Agreement.........................
 11.0    Statement re: Computation of Per Share Earnings...........................
 21.0    List of Subsidiaries of Consep, Inc. (Incorporated by reference to the
         Company's Registration Statement on Form S-1 dated September 12, 1995,
         File No. 33-96002)........................................................
 23.1    Consent of Ater Wynne Hewitt Dodson & Skerritt, LLP (included in legal opinion filed as Exhibit 5.0).............................................
 23.2    Consent of KPMG Peat Marwick LLP*.........................................
 24.0    Powers of Attorney*.......................................................


---------------

   * Previously filed


  ** Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, filed on March 30, 1995.

 *** Incorporated by reference to the Company's Registration Statement on Form
     S-1 dated February 3, 1994, File No. 33-71846.

**** Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1993, filed on March 30, 1994.